EXHIBIT 99.1


                              In re: FN ESTATE, INC.
                                    Debtors.

                                Case No. 03-23143

                          Reporting Period: April, 2004




            Privileged and Confidential Information May Be Included


                                                    UNITED STATES BANKRUPTCY COURT
                                                   EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                                             Case No. 03-23143
Debtors.                                                                                               Reporting Period: April, 2004

                                                      FN Estate, Inc.
                                                 MONTHLY OPERATING REPORT
                                                   ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------

                  FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                             FORM NO.            ATTACHED      ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                                  MOR - 1                  X
------------------------------------------------------------------------------------------------------------------------------------
           Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1(CON'T)             X
------------------------------------------------------------------------------------------------------------------------------------
           Copies of Bank Statements                                                                  X
------------------------------------------------------------------------------------------------------------------------------------
           Cash disbursements journals                                                                X
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                                      MOR - 2                  X
------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET                                                                MOR - 3                  X
------------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                 MOR - 4                  X
------------------------------------------------------------------------------------------------------------------------------------
           Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
           Copies of tax returns filed during reporting period                                        X
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF UNPAID POST PETITION DEBTS                                        MOR - 4                  X
------------------------------------------------------------------------------------------------------------------------------------
           Listing of aged accounts payable                                                           X
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING                                 MOR - 5                  X
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR QUESTIONNAIRE                                                         MOR - 5                  X
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------------------------------------------                    -------------------------------------
Signature of Debtor                                                                            Date

---------------------------------------------------------------------------                    -------------------------------------
Signature of Joint Debtor                                                                      Date

/s/ R. Barry Borden                                                                            Aug 18, 2004
---------------------------------------------------------------------------                    -------------------------------------
Signature of Authorized Individual*                                                            Date

R. Barry Borden                                                                                Chairman and President
---------------------------------------------------------------------------                    -------------------------------------
Printed Name of Authorized Individual                                                          Title of Authorized Individual


                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                           Reporting Period: April, 2004


                                  FN Estate, Inc.
                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                      CURRENT       CUMULATIVE
                                                       MONTH      FILING TO DATE
                                                      ACTUAL          ACTUAL
--------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH *                      $  3,404,274     $     938,508
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECEIPTS:
--------------------------------------------------------------------------------
Collection of Accounts Receivable                      29,184        11,742,121
--------------------------------------------------------------------------------
Asset Sale Proceeds                                        --         5,905,707
--------------------------------------------------------------------------------
Other                                                 620,556         5,581,776
--------------------------------------------------------------------------------
   TOTAL RECEIPTS                                     649,740        23,229,605
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISBURSEMENTS:
--------------------------------------------------------------------------------
Payroll and Related Benefits                           60,263         5,523,400
--------------------------------------------------------------------------------
Travel and Entertainment                                2,873            80,096
--------------------------------------------------------------------------------
Insurance                                              24,080           187,055
--------------------------------------------------------------------------------
Utilities                                             513,790         9,633,543
--------------------------------------------------------------------------------
Occupancy                                              29,570           705,021
--------------------------------------------------------------------------------
Other                                                   2,407             2,407
--------------------------------------------------------------------------------
G&A                                                    79,999         4,695,558
--------------------------------------------------------------------------------
   TOTAL DISBURSEMENTS                                712,982        20,827,080
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   NET CASH FLOW                                      (63,242)        2,402,525
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH - END OF MONTH                              $  3,341,033     $   3,341,033
--------------------------------------------------------------------------------

* Ending Cash includes $314,708 of restricted cash related to Applied Theory Estate, (HSBC account).

                     THE FOLLOWING SECTION MUST BE COMPLETED

--------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
(FROM CURRENT MONTH COLUMN)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                               $    712,982
--------------------------------------------------------------------------------
Less: Transfers to Debtor In Possession Accounts
--------------------------------------------------------------------------------
Plus: Estate Disbursements Made by Outside
      Sources (i.e. from escrow accounts)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES                                                    $    712,982
--------------------------------------------------------------------------------

                                             UNITED STATES BANKRUPTCY COURT
                                            EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                                             Case No. 03-23143
Debtors.                                                                                               Reporting Period: April, 2004

                                                      FN Estate, Inc.
                                                   BANK RECONCILIATION
                                                  ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------------------------------------------------
                                                           BANK ACCOUNTS
--------------------------------------------------------------------------------------------------------------------------
                   WACHOVIA       WACHOVIA
                   OPERATING      CREDIT     SILICON                  CORP                    PETTY
                   DIP            CARD       VALLEY      HSBC *       DEBIT       HUDSON      CASH      TOTAL
                   -------------------------------------------------------------------------------------------------------
BALANCE
 PER BOOKS         $3,007,158.09  $    --    $2,481.91   $314,602.85  $1,120.25   $15,154.02   $515.59   $3,341,032.71

BANK BALANCE       $3,219,150.77  $    --    $2,481.91   $314,602.85  $1,120.25   $15,004.02   $515.59   $3,552,875.39
 Plus:
  Deposits
  In Transit                                                                                                        --
 Less: Outstanding
  Checks             (211,992.68)                                                                          (211,992.68)

 Other: Adjustment                                                                    150.00                    150.00
                   -------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS  $3,007,158.09  $    --    $2,481.91   $314,602.85  $1,120.25   $15,154.02   $515.59   $3,341,032.71
                   =======================================================================================================

* Bank Account HSBC represents Restricted cash related to Applied Theory Estate.

EXPLANATIONS:
------------------------------------------------------------------------------------------------------------------------------------
$150.00 Hudson adjustment due to bank service charge made in error; will be refunded in May.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                               Page 4 of 8

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                           Reporting Period: April, 2004

                                  FN Estate, Inc.
                             STATEMENT OF OPERATIONS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                                    CUMULATIVE
                                                      APRIL       FILING TO DATE
--------------------------------------------------------------------------------

Net Revenues                                       $    120,214    $ 14,740,271
Cost of Sales                                           132,240      10,780,696
                                                   -----------------------------
  GROSS MARGIN                                     $    (12,026)   $  3,959,575

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:
  Marketing & Selling Expenses                     $         --    $    932,600
  G&A Payroll Expenses                                   71,945       3,744,969
  Occupancy Expenses                                     12,714         381,894
  Bankruptcy Expenses                                   176,724       2,490,363
  General and Administrative Expenses                    26,176       3,614,884
  Depreciation and Amortization                              --       2,594,695
                                                   -----------------------------
     TOTAL SG&A EXPENSES                           $    287,559    $ 13,759,404
                                                   -----------------------------
  OPERATING INCOME (LOSS)                          $   (299,585)   $ (9,799,829)

OTHER INCOME (EXPENSE):
  Interest Expense                                 $         --    $  3,720,371
  Interest Income                                         2,020         (24,716)
  Other                                                 119,364      (6,472,156)
  Impairment  / Restructuring Charges                        --      17,053,482
                                                   -----------------------------
TOTAL OTHER INCOME (EXPENSE)                       $    121,384    $ 14,276,981


                                                   -----------------------------
NET INCOME INCLUDING REORGANIZATION ITEMS          $   (178,201)   $  4,477,152
================================================================================


REORGANIZATION ITEMS:
Professional Fees                                  $    176,724    $  2,479,113
U.S. Trustee Quarterly Fee                                   --          11,250
Interest Earned on Accumulated Cash from Ch.11               --              --
Gain (Loss) From Sale of Equipment                           --              --
Gain on pre-petition real estate valuation                   --              --
                                                   -----------------------------
TOTAL REORGANIZATION ITEMS                         $    176,724    $  2,490,363

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                           Reporting Period: April, 2004

                                 FN Estate, Inc.
                                  BALANCE SHEET
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                    OF CURRENT
   ASSETS                                                        REPORTING MONTH
--------------------------------------------------------------------------------
CURRENT ASSETS
  Cash & Cash Equivalents                                         $   3,026,430
  Restricted Cash                                                       314,603

  Accounts Receivable                                                 3,911,577
  Less: Allowance for doubtful accounts                               2,570,770
                                                                  --------------
    NET ACCOUNTS RECEIVABLE                                           1,340,807

  Prepaid and Other Current Assets                                      446,234

  Notes and Other Receivables  - US Lec                               1,485,519

  Property and Equipment, net                                            23,183
  Other Assets                                                        1,184,809
                                                                  --------------
    TOTAL ASSETS                                                  $   7,821,584
================================================================================

--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
LIABILITIES & STOCKHOLDERS' EQUITY                               REPORTING MONTH
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE:
  Accounts Payable                                                $     489,181
  Other Accrued Liabilities                                           3,572,817
  Deferred Revenue                                                      763,756
                                                                  --------------
                                                                      4,825,754

  Other Liabilities                                                      13,662
                                                                  --------------
    TOTAL POSTPETITION LIABILITIES                                    4,839,416

    DUE TO RELATED COMPANIES                                         12,088,214

LIABILITIES SUBJECT TO COMPROMISE:
  Secured Debt                                                           85,513
  Priority Debt                                                         279,800
  Unsecured Debt                                                     15,892,469
                                                                  --------------
    TOTAL PRE-PETITION LIABILITIES                                   16,257,783

STOCKHOLDERS' EQUITY:
  Common and Preferred Stock                                         78,434,584
  Note Receivable                                                       (75,880)
  Accumulated deficit                                              (102,295,281)
  Treasury Cost                                                      (1,427,252)
                                                                  --------------
    TOTAL SHAREHOLDERS EQUITY                                       (25,363,829)

                                                                  --------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                          $   7,821,584
================================================================================

                                      UNITED STATES BANKRUPTCY COURT
                                     EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                    Case No. 03-23143
Debtors.                                                                      Reporting Period: April, 2004

                                            FN Estate, Inc.
                                    STATUS OF POSTPETITION TAXES
                                         ($ IN REAL NUMBERS)

-----------------------------------------------------------------------------------------------------------
                          BEGINNING     AMOUNT
                             TAX       WITHHELD       AMOUNT                       CHECK NO.   ENDING TAX
                          LIABILITY   OR ACCRUED       PAID        DATE PAID       OR EFT      LIABILITY
-----------------------------------------------------------------------------------------------------------
FEDERAL
===========================================================================================================
Withholding              $       --   $  9,633.55   $  9,633.55   4/08,4/22/04     EFT-ADP      $       --
-----------------------------------------------------------------------------------------------------------
FICA - Employee                  --      3,314.32      3,314.32   4/08,4/22/04     EFT-ADP              --
-----------------------------------------------------------------------------------------------------------
FICA - Employer            2,816.41      4,212.82      3,314.33   4/08,4/22/04     EFT-ADP        3,714.90
-----------------------------------------------------------------------------------------------------------
Unemployment                   6.40         73.00         71.71   4/08,4/22/04     EFT-ADP            7.69
-----------------------------------------------------------------------------------------------------------
Income                           --                                                                     --
-----------------------------------------------------------------------------------------------------------
Other:                           --                                                                     --
-----------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES   $ 2,822.81   $ 17,233.69   $ 16,333.91                                 $ 3,722.59
===========================================================================================================
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------
Withholding              $  (282.64)  $  2,592.15   $  2,592.15   4/08,4/22/04        EFT       $  (282.64)
-----------------------------------------------------------------------------------------------------------
Sales                       (216.38)           --         16.50     4/08/04          37653         (232.88)
-----------------------------------------------------------------------------------------------------------
Excise                           --                                                                     --
-----------------------------------------------------------------------------------------------------------
Unemployment and
  Disability                  78.83      1,075.03      1,059.30   4/08,4/22/04        EFT            94.56
-----------------------------------------------------------------------------------------------------------
Real Property                    --                                                                     --
-----------------------------------------------------------------------------------------------------------
Personal Property                --                                                                     --
-----------------------------------------------------------------------------------------------------------
                                                                                  37650,37651
Other: OPT                   290.00         10.00        290.00     4/08/04          37652           10.00
-----------------------------------------------------------------------------------------------------------
       State Corp                --                                                                     --
-----------------------------------------------------------------------------------------------------------
       Local                     --                                                                     --
-----------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL $  (130.19)  $  3,677.18   $  3,957.95                                 $  (410.96)
-----------------------------------------------------------------------------------------------------------
TOTAL TAXES              $ 2,692.62   $ 20,910.87   $ 20,291.86                                 $ 3,311.63
===========================================================================================================


                                          SUMMARY OF UNPAID POST PETITION DEBTS
                                                   ($ IN REAL NUMBERS)
---------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF DAYS PAST DUE
                                              ----------------------------------------------------
                                                  0-30         31-60         61-90      OVER 90      TOTAL
---------------------------------------------------------------------------------------------------------------

Accounts Payable                              $281,461.86   $ 85,231.08   $ 17,474.69  $40,168.26  $424,335.89
---------------------------------------------------------------------------------------------------------------
Wages Payable                                   55,460.19                                            55,460.19
---------------------------------------------------------------------------------------------------------------
Taxes Payable                                    3,311.60                                             3,311.60
---------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                             350.00            --            --    3,137.96     3,487.96
---------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                --            --            --   45,647.92    45,647.92
---------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                   --
---------------------------------------------------------------------------------------------------------------
Professional Fees                             $ 15,709.67            --            --          --    15,709.67
---------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders *                                                                                   --
---------------------------------------------------------------------------------------------------------------
Other:                                                                                                      --
---------------------------------------------------------------------------------------------------------------
Other:                                                                                                      --
---------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                      $356,293.32   $ 85,231.08   $ 17,474.69  $88,954.14  $547,953.23
===============================================================================================================
* "INSIDER" IS DEFINED IN 11 U.S.C. SECTION 101(31)

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------


                                            Page 7 of 8

                                                  UNITED STATES BANKRUPTCY COURT
                                                EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                           Reporting Period: April, 2004

                                  FN Estate, Inc.
                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT
------------------------------------------------------------------  ------------
Total Accounts Receivable at the beginning of the reporting period  $ 3,878,927
+ Amounts billed during the period                                       47,493
- Amounts collected during the period                                   (19,889)
+ Adjustments (Credit Memos, Debit Memos, journal entries)                5,045
+ Other Adjustments                                                          --
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD        $ 3,911,577
================================================================================

------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE AGING                                              AMOUNT
------------------------------------------------------------------  ------------
0 - 30 days old                                                     $   169,004
31 - 60 days old                                                        167,861
61 - 90 days old                                                        283,488
91+ days old                                                          3,291,224
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE                                             3,911,577
Amount considered uncollectable (Bad Debt)                           (2,570,770)
------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE (NET) (EXCLUDING ACCRUALS)                      $ 1,340,807
------------------------------------------------------------------  ------------


                              DEBTOR QUESTIONNAIRE

Please provide an explanation below for any yes answers.
--------------------------------------------------------------------------------
    MUST BE COMPLETED EACH MONTH                                     YES     NO
-------------------------------------------------------             -----  -----
1.  Have any assets been sold or transferred
    outside the normal course of business this
    reporting period?                                                        X
-------------------------------------------------------             -----  -----
2.  Have any funds been disbursed from any
    account other than a debtor in possession
    accounts this reporting period?                                          X
-------------------------------------------------------             -----  -----
3.  Have any prepetition taxes been paid
    during the reporting period?                                             X
-------------------------------------------------------             -----  -----
4.  Have all postpetition tax returns been
    timely filed?                                                     X
-------------------------------------------------------             -----  -----
5.  Are any postpetition real estate taxes
    past due?                                                                X
-------------------------------------------------------             -----  -----
6.  Are any postpetition state or federal
    income taxes past due?                                                   X
-------------------------------------------------------             -----  -----
7.  Are any postpetition payroll taxes past due?                             X
-------------------------------------------------------             -----  -----
8.  Are any other postpetition taxes past due?                               X
-------------------------------------------------------             -----  -----
9.  Are any amounts owed to postpetition
    creditors past due?                                                      X
-------------------------------------------------------             -----  -----
10. Have any postpetition loans been received
    by the debtor from any party?                                            X
-------------------------------------------------------             -----  -----
11. Have any payments been made on prepetition
    liabilities this reporting period?                                       X
-------------------------------------------------------             -----  -----
12. Are any wage payments past due?                                          X
-------------------------------------------------------             -----  -----
13. Are any postpetition receivable (accounts,
    notes, or loans) due from related parties?                               X
-------------------------------------------------------             -----  -----

EXPLANATIONS:
--------------------------------------------------------------------------------
1. Assets were sold in transactions approved by the Bankruptcy Court.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   Page 8 of 8